EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of April 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	Mid 40's	Gulf of Mexico	May 05
ENSCO 64	MLT Enhn. 53-S	350	Shipyard		Gulf of Mexico	Unknown	Reviewing damage from Hurricane Ivan
ENSCO 68	MLT 116-CE	400	Pogo Producing	Low 60's	Gulf of Mexico	Apr. 05	Next to ExxonMobil to May 05, low 60's, plus option
ENSCO 69	MLT 84-S	400	LLOG	High 40's	Gulf of Mexico	Apr. 05	Next to Sterling Energy to May 05, mid 50's, then Houston Expl. to Jun. 05, low 50's
ENSCO 74	MLT Super 116-C	400	Spinnaker	Mid 60's	Gulf of Mexico	May 05	Next to Dominion to Aug. 05, low 70's
ENSCO 75	MLT Super 116-C	400	Devon Energy	Mid 70's	Gulf of Mexico	Apr. 05	Next to shipyard to Jun. 05, then to Houston Expl., mid 70's to Aug. 05, then low 80's to Oct. 05
ENSCO 81	MLT 116-C	350	BP	High 60's	Gulf of Mexico	May 05	Well to well
ENSCO 82	MLT 116-C	300	EOG Resources	Low 70's	Gulf of Mexico	May 05	On assignment from BP, well to well, market rate
ENSCO 83	MLT 82 SD-C	250	ExxonMobil	High 40's	Gulf of Mexico	May 05	Well to well, market rate
ENSCO 84	MLT 82 SD-C	250	Apache	Mid 40's	Gulf of Mexico	May 05
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	High 40's	Gulf of Mexico	May 05	Well to well, market rate
ENSCO 87	MLT 116-C	350	Walter Oil & Gas	High 50's	Gulf of Mexico	May 05	Next to shipyard to late 05
ENSCO 89	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Aug. 05
ENSCO 90	MLT 82 SD-C	250	Santos	Mid 40's	Gulf of Mexico	Apr. 05	Next to Apache to Aug. 05, low 50's
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Low 50's	Gulf of Mexico	Jun. 05	Well to well
ENSCO 98	MLT 82 SD-C	250	Houston Exploration	Low 50's	Gulf of Mexico	May 05	Well to well
ENSCO 99	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	May 05	Next to ExxonMobil to Jun. 05, well to well, market rate
ENSCO 105	KFELS MOD V-B	400	Millennium	High 60's	Gulf of Mexico	May 05

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of April 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Semisubmersible
ENSCO 7500	Dynamically Positioned	8000	Dominion	110-120	Gulf of Mexico	Apr. 05	Next to Anadarko to Jul. 05, low 160's, then to ChevronTexaco to Jul. 07, mid 180's
Platform Rigs
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	Jan. 06
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Apr. 05
ENSCO 29	3000 HP API		Taylor	Mid 20's	Gulf of Mexico	Nov. 05	Plus options

South America
ENSCO II	Barge Rig		Shell	Mid 30's	Lake Maracaibo	Oct. 05	Plus options
ENSCO III	Barge Rig		Available		Lake Maracaibo	Apr. 05
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Apr. 05
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo
Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	British Gas	Low 70's	UK	Jun. 05	Then expect to work to Dec. 05, mid 70's, plus options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 40's	Denmark	Aug. 05	Working accommodation mode, rate increases Jul./Aug., mid 60's, then expect to work to Aug. 06, high 70's, plus options
ENSCO 72	Hitachi K1025N	225	ConocoPhillips	High 70's	UK	Oct. 05	Market rate, plus option, then expect to work to Dec. 05, low 80's, plus options
ENSCO 80	MLT 116-CE	225	ADTI/Newfield	High 50's	UK	May 05	Next to Tullow to Jul. 05, mid 70's, then to ConocoPhillips to work to Jun. 06, market rate, plus options
ENSCO 85	MLT 116-C	225	BHPB	High 70's	UK	Jul. 05	Market rate, plus options
ENSCO 92	MLT 116-C	225	ConocoPhillips	High 70's	UK	Aug. 05	Market rate, plus options
ENSCO 101	KFELS MOD V-A	400	DONG	High 70's	Denmark	May 05	Next to Centrica to Sep. 05, mid 80's, then expect to work low 100's through Dec. 05, then market rate to Mar. 06, plus options
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 80's	Nigeria	Feb. 07	Plus option

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of April 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia Pacific
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Low 60's	India	Sep. 05	Plus option
ENSCO 53	F&G 780 Mod II	300	British Gas	Mid 60's	India	Dec. 05	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Aug. 07	Plus options
ENSCO 76	MLT Super 116-C	350	Shipyard		Gulf of Mexico	Aug. 08	Next relocate to Aramco in Saudi Arabia for work starting Aug. 05, low 100's, plus options
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 50's	Qatar	Nov. 05	Plus option
ENSCO 94	Hitachi 250-C	250	Ras Gas	Low 50's	Qatar	Jun. 05	Next to shipyard w/ standby rate avg. low 40's, then operating rate in Sep. 05 to Dec. 07, mid 50's, plus options
ENSCO 95	Hitachi 250-C	250	PPL	Mid 60's	Pakistan	May 05	Next to shipyard, then to Aramco in Saudi Arabia Jul. 05 to Jul. 08, mid 70's, plus options
ENSCO 96	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Aug. 05	Plus options
ENSCO 97	MLT 82 SD-C	250	Dubai Petroleum	Mid 50's	U.A.E.	Jun. 05	Next to shipyard, then expect to work in Saudi Arabia Oct. 05 to Oct. 07, low 80's
Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	Mid 50's	Brunei	Feb. 08	Rate adjusted semi-annually from Feb. 05
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Nov. 05	Plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Sep. 05	Next to shipyard, then to Shell Todd in New Zealand mid Jan. 06 to Jan. 07, high 70's, plus options
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	May 05	Next expect to work in Thailand, low 60's to Aug. 05, then mid 60's to Sep. 05, then return to Murphy to Oct. 05, high 50's, then expect to work to Jan. 06, high 60's, plus options
ENSCO 67	MLT 116-CE	400	Shipyard		Singapore	Jul. 05	Next to Apache in Australia to Oct. 05, mid 90's, plus options, then expect to work to Feb. 06, mid 90's, plus options
ENSCO 102	KFELS MOD V-A	400	Esso	Low 90's	Australia	Oct. 05	Rate increases Apr.05 to low 100's
ENSCO 104	KFELS MOD V-B	400	Shipyard		Singapore	May 05	Next expect to work to Sep. 05 in Indonesia, mid 80's
ENSCO 106	KFELS MOD V-B	400	Apache	High 80's	Australia	Feb. 06	High 80's to high 90's to Aug. 05, then low 100's, plus options
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Late 05- early 06
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	1Q 07

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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